Exhibit 99.1

      Callaway Golf Announces Results for Fourth Quarter and Full Year 2005

    CARLSBAD, Calif.--(BUSINESS WIRE)--Jan. 25, 2006--Callaway Golf Company (NYSE:ELY) today announced its financial results for the quarter and full year ended December 31, 2005, reporting significant improvements in both sales and earnings over the same periods in the prior year. Some of the details for the twelve months ended December 31, 2005 include:

    -- Net sales of $998.1 million, as compared to $934.6 million for the same period in 2004.

    -- Fully diluted earnings per share of $0.19 on 69.2 million shares, as compared to a net loss per share of $0.15 on 67.7 million shares in 2004.

    -- Fully diluted earnings per share for the full year include after-tax charges of $0.19 per share associated with the integration of the Top-Flite operations and the September restructuring initiatives. The full year loss per share for 2004 includes after-tax charges of $0.26 per share associated with the integration of the Top-Flite operations. Excluding these charges, the Company's pro forma fully diluted earnings per share for 2005 would have been $0.38, as compared to pro forma fully diluted earnings per share of $0.11 for the full year 2004.

    Details for the fourth quarter include:

    -- Net sales of $154.5 million, as compared to $144.4 million in the fourth quarter of 2004.

    -- Net loss per share of $0.27 on 69.3 million shares, as compared to a net loss of $0.42 per share on 68.0 million shares in the fourth quarter of 2004.

    -- The net loss per share for the fourth quarter of 2005 includes after-tax charges of $0.05 per share associated with the integration of the Top-Flite operations acquired in late 2003 and the restructuring initiatives announced on September 29th. The net loss per share for the fourth quarter of 2004 includes after-tax charges of $0.05 per share associated with the integration of the Top-Flite operations. Excluding these charges, the Company's pro forma net loss per share for the fourth quarter of 2005 would have been $0.22, as compared to a pro forma net loss per share of $0.37 per share in the fourth quarter of 2004.

    "We are pleased with the increase in sales for the year, which reflects the strength of our product line and favorable consumer acceptance of our new products, commented George Fellows, President and CEO. "While earnings also improved significantly, they are still not at desired levels. As we announced at the end of the third quarter, however, we have already implemented several company-wide initiatives designed to reduce expenses and improve profitability. We have already started to see the benefits of such initiatives as operating expenses in the fourth quarter decreased as compared to the fourth quarter of 2004."
    Mr. Fellows continued, "We believe we are in a good position entering 2006. We have several new products being introduced, and the initial response from our customers has been very positive. We also expect to continue to realize the benefits of the cost reduction initiatives we implemented in September and we believe we have resolved the supply constraint issues we experienced last year with some products. Our focus in 2006 is to strengthen our marketing programs and enhance customer service, particularly regarding on time delivery of new products in our effort to improve our position in the marketplace and grow profitability."
    For more details, including pro forma reconciliations to assist in year-over-year comparison, please see the attached "Supplemental Financial Information."

    The Company will be holding a conference call at 2:00 p.m. PST today. The call will be broadcast live over the Internet and can be accessed at www.callawaygolf.com. To listen to the call, please go to the website at least 15 minutes before the call to register and for instructions on how to access the broadcast. A replay of the conference call will be available approximately two hours after the conclusion, and will remain available through 9:00 p.m. PST on Wednesday, February 1, 2006. The replay may be accessed through the Internet at www.callawaygolf.com or by telephone by calling 1-800-475-6701 toll free for calls originating within the United States or 320-365-3844 for International calls. The replay pass code is 814750.

    Disclaimer: Statements used in this press release that relate to future plans, events, financial results, performance or prospects, including statements relating to the introduction of new products, consumer acceptance of products, the realization of benefits from the cost reduction initiatives, the resolution of supply constraint issues, future market share and profitability, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements are based upon current information and expectations. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to delays, difficulties, changed strategies, or unanticipated factors affecting implementation of the cost reduction initiatives, as well as the general risks and uncertainties applicable to the Company and its business. For additional information concerning these and other risks and uncertainties, see Part I, Item 2 of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, as well as other risks and uncertainties detailed from time to time in the Company's reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
    Regulation G: The financial results reported in this press release have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). In addition to the GAAP results, the Company has also provided additional information concerning its results, which includes certain financial measures not prepared in accordance with GAAP. The non-GAAP financial measures included in this press release exclude (i) charges associated with the restructuring initiatives discussed in this press release and (ii) charges associated with the integration of the Callaway Golf Company and Top-Flite Golf Company operations. These non-GAAP financial measures should not be considered a substitute for any measure derived in accordance with GAAP. These non-GAAP financial measures may also be inconsistent with the manner in which similar measures are derived or used by other companies. Management believes that the presentation of such non-GAAP financial measures, when considered in conjunction with the most directly comparable GAAP financial measures, provides additional useful information concerning the Company's operations without these charges. The Company has provided reconciling information in the text of this press release as well as in the supplemental financial information attached to this press release.

    Through an unwavering commitment to innovation, Callaway Golf creates products and services designed to make every golfer a better golfer. Callaway Golf Company manufactures and sells golf clubs and golf balls, and sells golf accessories, under the Callaway Golf(R), Top-Flite(R), Odyssey(R) and Ben Hogan(R) brands. For more information visit www.callawaygolf.com.


                           Callaway Golf Company
                   Consolidated Condensed Balance Sheets
                              (In thousands)
                                (Unaudited)




                                         December 31,    December 31,
                                              2005           2004
                                        --------------- --------------


ASSETS
Current assets:
     Cash and cash equivalents                 $49,481        $31,657
     Accounts receivable, net                   98,082        105,153
     Inventories, net                          241,577        181,230
     Deferred taxes                             38,192         32,959
     Income taxes receivable                     2,026         28,697
     Other current assets                        9,232         14,036
                                        --------------- --------------
        Total current assets                   438,590        393,732

Property, plant and equipment, net             127,739        135,865
Intangible assets, net                         175,191        179,636
Deferred taxes                                   6,516          9,837
Other assets                                    16,462         16,667
                                        --------------- --------------
                                              $764,498       $735,737
                                        =============== ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued
      expenses                                $102,134        $75,501
     Accrued employee compensation and
      benefits                                  24,783         20,215
     Accrued warranty expense                   13,267         12,043
     Bank line of credit                             -         13,000
     Other current liabilities                      21             39
                                        --------------- --------------
        Total current liabilities              140,205        120,798

Long-term liabilities                           28,245         28,622

Shareholders' equity                           596,048        586,317
                                        --------------- --------------
                                              $764,498       $735,737
                                        =============== ==============




                                Callaway Golf Company
                               Statements of Operations
                        (In thousands, except per share data)
                                     (Unaudited)


                                             Quarter Ended
                                              December 31,
                                        ------------------------
                                            2005           2004
                                        ---------      ---------

Net sales                               $154,493  100% $144,413  100%
Cost of sales                            106,316   69%  105,689   73%
                                        ---------      ---------
Gross profit                              48,177   31%   38,724   27%
Operating expenses:
    Selling                               53,945   35%   59,098   41%
    General and administrative            20,290   13%   21,964   15%
    Research and development               6,550    4%    7,034    5%
                                        ---------      ---------
Total operating expenses                  80,785   52%   88,096   61%
Loss from operations                     (32,608) -21%  (49,372) -34%
Other income (expense), net                 (417)         1,219
                                        ---------      ---------
Loss before income taxes                 (33,025) -21%  (48,153) -33%
Income tax benefit                       (14,361)       (19,685)
                                        ---------      ---------
Net loss                                $(18,664) -12% $(28,468) -20%
                                        =========      =========

Loss per common share:
    Basic                                 ($0.27)        ($0.42)
    Diluted                               ($0.27)        ($0.42)
Weighted-average shares outstanding:
    Basic                                 69,268         67,961
    Diluted                               69,268         67,961


                                               Year Ended
                                              December 31,
                                        ------------------------
                                            2005           2004
                                        ---------      ---------

Net sales                               $998,093  100% $934,564  100%
Cost of sales                            583,679   58%  575,742   62%
                                        ---------      ---------
Gross profit                             414,414   42%  358,822   38%
Operating expenses:
    Selling                              290,074   29%  263,089   28%
    General and administrative            80,145    8%   89,878   10%
    Research and development              26,989    3%   30,557    3%
                                        ---------      ---------
Total operating expenses                 397,208   40%  383,524   41%
Income (loss) from operations             17,206    2%  (24,702)  -3%
Other income (expense), net               (2,669)           989
                                        ---------      ---------
Income (loss) before income taxes         14,537    1%  (23,713)  -3%
Income tax provision                       1,253        (13,610)
                                        ---------      ---------
Net income (loss)                        $13,284    1% $(10,103)  -1%
                                        =========      =========

Earnings (loss) per common share:
    Basic                                  $0.19         ($0.15)
    Diluted                                $0.19         ($0.15)
Weighted-average shares outstanding:
    Basic                                 68,646         67,721
    Diluted                               69,239         67,721





                              Callaway Golf Company
                 Consolidated Condensed Statements of Cash Flows
                                 (In thousands)
                                   (Unaudited)




                                                      Year Ended
                                                      December 31,
                                                   ------------------
                                                      2005      2004
                                                   -------- ---------
Cash flows from operating activities:
   Net income (loss)                               $13,284  $(10,103)
   Adjustments to reconcile net income (loss)
    to net cash provided by operating activities:
        Depreciation and amortization               38,260    51,154
        Loss on disposal of assets                   4,031     7,669
        Tax benefit from exercise of stock options   2,408     2,161
        Net non-cash foreign currency hedging
         losses                                          -     1,811
        Other                                        2,621     9,448
        Changes in assets and liabilities, net of
         effects of acquisition                      9,694   (53,603)
                                                   -------- ---------
   Net cash provided by operating activities        70,298     8,537
                                                   -------- ---------

Cash flows from investing activities:
   Capital expenditures                            (34,259)  (25,986)
   Proceeds from sale of capital assets              1,363       431
   Acquisitions, net of cash acquired                    -    (9,204)
                                                   -------- ---------
   Net cash used in investing activities           (32,896)  (34,759)
                                                   -------- ---------

Cash flows from financing activities:
   Issuance of Common Stock                         14,812    20,311
   Acquisition of Treasury Stock                       (39)   (6,298)
   Dividends paid, net                             (19,557)  (19,069)
   Proceeds from (payments on) Line of Credit      (13,000)   13,000
   Other                                               (44)        -
                                                   -------- ---------
   Net cash provided by (used in) financing
    activities                                     (17,828)    7,944
                                                   -------- ---------

Effect of exchange rate changes on cash and cash
 equivalents                                        (1,750)    2,595
Net increase (decrease) in cash and cash
 equivalents                                        17,824   (15,683)
Cash and cash equivalents at beginning of period    31,657    47,340
                                                   -------- ---------
Cash and cash equivalents at end of period         $49,481   $31,657
                                                   ======== =========




                        Callaway Golf Company
       Consolidated Net Sales and Operating Segment Information
                            (In thousands)
                             (Unaudited)

                                    Net Sales by Product
                                           Category
                                 -------------------------------------
                                    Quarter Ended
                                    December 31,     Growth/(Decline)
                                 ------------------- ----------------
                                     2005      2004  Dollars  Percent
                                 --------- --------- -------- -------
Net sales:
    Woods                         $43,401   $24,992  $18,409      74%
    Irons                          36,608    39,266   (2,658)     -7%
    Putters                        21,111    18,751    2,360      13%
    Golf balls                     34,519    43,582   (9,063)    -21%
    Accessories and other          18,854    17,822    1,032       6%
                                 --------- --------- --------
                                 $154,493  $144,413  $10,080       7%
                                 ========= ========= ========


                                  ------------------------------------
                                      Year Ended
                                     December 31,     Growth/(Decline)
                                  ------------------- ----------------
                                      2005      2004  Dollars  Percent
                                  --------- --------- -------- -------
Net sales:
    Woods                         $241,329  $238,555   $2,774       1%
    Irons                          316,501   259,058   57,443      22%
    Putters                        109,309   100,482    8,827       9%
    Golf balls                     214,695   231,337  (16,642)     -7%
    Accessories and other          116,259   105,132   11,127      11%
                                  --------- --------- --------
                                  $998,093  $934,564  $63,529       7%
                                  ========= ========= ========



                                 Net Sales by Region
                                 -------------------------------------
                                    Quarter Ended
                                    December 31,     Growth/(Decline)
                                 ------------------- ----------------
                                     2005      2004  Dollars  Percent
                                 --------- --------- -------- -------
Net sales:
    United States                 $77,435   $85,856  $(8,421)    -10%
    Europe                         22,018    22,580     (562)     -2%
    Japan                          22,533    12,137   10,396      86%
    Rest of Asia                   14,287     8,616    5,671      66%
    Other foreign countries        18,220    15,224    2,996      20%
                                 --------- --------- --------
                                 $154,493  $144,413  $10,080       7%
                                 ========= ========= ========


                                  ------------------------------------
                                      Year Ended
                                     December 31,     Growth/(Decline)
                                  ------------------- ----------------
                                      2005      2004  Dollars  Percent
                                  --------- --------- -------- -------
Net sales:
    United States                 $563,040  $546,219  $16,821       3%
    Europe                         166,177   169,519   (3,342)     -2%
    Japan                          103,389    70,536   32,853      47%
    Rest of Asia                    66,890    51,662   15,228      29%
    Other foreign countries         98,597    96,628    1,969       2%
                                  --------- --------- --------
                                  $998,093  $934,564  $63,529       7%
                                  ========= ========= ========


                                 Operating Segment Information
                          --------------------------------------------
                             Quarter Ended
                             December 31,             Growth/(Decline)
                          ------------------- ------------------------
                              2005      2004  Dollars         Percent
                          --------- --------- --------        -------
Net sales:
    Golf clubs            $119,974  $100,831  $19,143             19%
    Golf balls              34,519    43,582   (9,063)           -21%
                          --------- --------- --------
                          $154,493  $144,413  $10,080              7%
                          ========= ========= ========
Income before provision for
   income taxes: (1)
    Golf clubs            $(14,045) $(26,067) $12,022             46%
    Golf balls              (3,713)  (10,538)   6,825             65%
    Reconciling items (2)  (15,267)  (11,548)  (3,719)           -32%
                          --------- --------- --------
                          $(33,025) $(48,153) $15,128             31%
                          ========= ========= ========

                         --------------------------------------------
                           Year Ended
                            December 31,             Growth/(Decline)
                         ------------------- ------------------------
                             2005      2004  Dollars          Percent
                         --------- --------- --------         -------
Net sales:
    Golf clubs           $783,398  $703,227  $80,171              11%
    Golf balls            214,695   231,337  (16,642)             -7%
                         --------- --------- --------
                         $998,093  $934,564  $63,529               7%
                         ========= ========= ========
Income before provision for
   income taxes: (1)
    Golf clubs            $68,327   $36,806  $31,521              86%
    Golf balls             (3,612)  (16,895)  13,283              79%
    Reconciling items (2) (50,178)  (43,624)  (6,554)            -15%
                         --------- --------- --------
                          $14,537  $(23,713) $38,250             161%
                         ========= ========= ========


(1) Prior period amounts have been reclassified to conform with current period presentation.

(2) Represents corporate general and administrative expenses and other income (expense) not utilized by management in determining segment profitability.




                        Callaway Golf Company
                  Supplemental Financial Information
                (In thousands, except per share data)
                             (Unaudited)


                                  Quarter Ended December 31,
                          -------------------------------------------
                                           2005
                          -------------------------------------------

                          Pro Forma Integration Restructuring Total as
                           Callaway   Charges     Charges    Reported
                             Golf
                          --------------------------------------------
Net sales                 $154,493         $-           $-  $154,493
Gross profit                48,922       (763)          18    48,177
% of sales                      32%       n/a          n/a        31%
Operating expenses          76,357      2,330        2,098    80,785
                          --------- ---------- ------------ ---------
Loss from operations       (27,435)    (3,093)      (2,080)  (32,608)
Other income (expense),
 net                          (417)         -            -      (417)
                          --------- ---------- ------------ ---------
Loss before income taxes   (27,852)    (3,093)      (2,080)  (33,025)
Income tax benefit         (12,395)    (1,176)        (790)  (14,361)
                          --------- ---------- ------------ ---------
Net loss                  $(15,457)   $(1,917)     $(1,290) $(18,664)
                          ========= ========== ============ =========

Diluted earnings (loss)
 per share:                 $(0.22)    $(0.03)      $(0.02)   $(0.27)
Weighted-average shares
     outstanding:           69,268     69,268       69,268    69,268


                                         Quarter Ended December 31,
                                       ------------------------------
                                                    2004
                                       ------------------------------

                                       Pro Forma Integration Total as
                                        Callaway   Charges   Reported
                                          Golf
                                       ------------------------------
Net sales                              $144,413         $-  $144,413
Gross profit                             40,255     (1,531)   38,724
% of sales                                   28%       n/a        27%
Operating expenses                       84,391      3,705    88,096
                                       --------- ---------- ---------
Loss from operations                    (44,136)    (5,236)  (49,372)
Other income (expense), net               1,219          -     1,219
                                       --------- ---------- ---------
Loss before income taxes                (42,917)    (5,236)  (48,153)
Income tax benefit                      (17,658)    (2,027)  (19,685)
                                       --------- ---------- ---------
Net loss                               $(25,259)   $(3,209) $(28,468)
                                       ========= ========== =========

Diluted earnings (loss) per share:       $(0.37)    $(0.05)   $(0.42)
Weighted-average shares
     outstanding:                        67,961     67,961    67,961



                                     Year Ended December 31,
                          -------------------------------------------
                                               2005
                          -------------------------------------------

                          Pro Forma Integration Restructuring Total as
                           Callaway   Charges     Charges    Reported
                             Golf
                          --------------------------------------------
Net sales                 $998,093         $-           $-  $998,093
Gross profit               422,921     (6,388)      (2,119)  414,414
% of sales                      42%       n/a          n/a        42%
Operating expenses         384,978      6,025        6,205   397,208
                          --------- ---------- ------------ ---------
Income (loss) from
 operations                 37,943    (12,413)      (8,324)   17,206
Other income (expense),
 net                        (2,669)         -            -    (2,669)
                          --------- ---------- ------------ ---------
Income (loss) before
 income taxes               35,274    (12,413)      (8,324)   14,537
Provision (benefit) for
 income taxes                9,133     (4,717)      (3,163)    1,253
                          --------- ---------- ------------ ---------
Net income (loss)          $26,141    $(7,696)     $(5,161)  $13,284
                          ========= ========== ============ =========

Diluted earnings (loss)
 per share:                  $0.38     $(0.11)      $(0.08)    $0.19
Weighted-average shares
     outstanding:           69,239     69,239       69,239    69,239



                                            Year Ended December 31,
                                       ------------------------------
                                                     2004
                                       ------------------------------

                                       Pro Forma Integration Total as
                                        Callaway   Charges   Reported
                                          Golf
                                       ------------------------------
Net sales                              $934,564         $-  $934,564
Gross profit                            374,511    (15,689)  358,822
% of sales                                   40%       n/a        38%
Operating expenses                      370,713     12,811   383,524
                                       --------- ---------- ---------
Income (loss) from operations             3,798    (28,500)  (24,702)
Other income (expense), net                 989          -       989
                                       --------- ---------- ---------
Income (loss) before income taxes         4,787    (28,500)  (23,713)
Provision (benefit) for income taxes     (2,580)   (11,030)  (13,610)
                                       --------- ---------- ---------
Net income (loss)                        $7,367   $(17,470) $(10,103)
                                       ========= ========== =========

Diluted earnings (loss) per share:        $0.11     $(0.26)   $(0.15)
Weighted-average shares
     outstanding:                        67,721     67,721    67,721



    CONTACT: Callaway Golf Company
             Brad Holiday / Patrick Burke / Larry Dorman, 760-931-1771